November 1, 2017

Summary
Prospectus

Victory CEMP US 500 Enhanced Volatility Wtd Index Fund

Class A	CUHAX
Class C	CUHCX
Class I	CUHIX
Class R6	CUHRX

Before you invest, you may want to review the Fund's Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2017 and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.

You can find the Fund's Prospectus and other information about the Fund online at www.VictoryFunds.com.

You may also obtain this information at no cost by calling (800) 539-3863 or by sending an e–mail request to VictoryMail@VCM.com.

You may also obtain this information at no cost from your financial intermediary.

VictoryFunds.com
800-539-FUND
(800-539-3863)

CEMP US 500 Enhanced Volatility Wtd Index Fund Summary

Investment Objective

The Fund seeks to provide investment results that track the performance of the CEMP US Large Cap 500 Long/Cash Volatility Weighted Index before fees and expenses.

Fund Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available from your Investment Professional, in Investing with Victory on page 13 and in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries of the Fund's Prospectus. You may also find information about these discounts in Additional Purchase, Exchange and Redemption Information on page 35 of the Fund's Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class R6[1]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	NONE[2]	1.00%[3]	NONE	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.40%	0.42%	0.43%	0.20%
Total Annual Fund Operating Expenses	1.35%	2.12%	1.13%	0.90%
Fee Waivers and Expense Reimbursement[4]	(0.36)%	(0.38)%	(0.39)%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement[4]	0.99%	1.74%	0.74%	0.74%

1  Estimated for the current fiscal year.

2  A contingent deferred sales charge of 0.75% may be imposed on Class A shares purchased as part of an investment of $1,000,000 or more that were not subject to an initial sales charge and that are redeemed within 12 months of purchase. See Choosing a Share Class in the Prospectus.

3  Applies to shares sold within 12 months of purchase.

4  Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.99%, 1.74%, 0.74% and 0.74% of the Fund's Class A, Class C, Class I, and Class R6 shares, respectively, through at least October 31, 2018. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor advisor for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) recoupment. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$670	$945	$1,239	$2,076
Class C (If you sell your shares at the end of the period.)	$277	$627	$1,104	$2,422
Class I	$76	$320	$585	$1,340
Class R6	$76	$271	$483	$1,093

The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.

Class	1 Year	3 Years	5 Years	10 Years
Class C (If you do not sell your shares at the end of the period.)	$177	$627	$1,104	$2,422

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal period, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the stock of the issuers included in the CEMP US Large Cap 500 Long/Cash Volatility Weighted Index (the "Index"), an unmanaged, volatility weighted index created by the Adviser.

The Index combines fundamental criteria with individual security risk control achieved through volatility weighting of individual securities. In accordance with a rules-based mathematical formula, the Index tactically reduces its exposure to the equity markets during periods of significant market decline and reinvests when market prices have further declined or rebounded. The term "Enhanced" in the Fund's name refers to a feature of the Index that is designed to enhance risk-adjusted returns while attempting to minimize downside market risk through this defensive positioning, as described below.

The Index follows a rules-based methodology to construct its constituent securities:

  The Index universe begins with all publicly traded U.S. stocks and then screens for all companies with positive earnings in each of the four most recent quarters.
  The Index identifies the 500 largest U.S. stocks by market capitalization measured at the time the Index's constituent securities are determined.
  The remaining 500 stocks are weighted based on their daily standard deviation (volatility) of daily price changes over the last 180 trading days. Stocks with lower volatility receive a higher weighting and stocks with higher volatility receive a lower weighting.

The Index is reconstituted every March and September (based on information as of the prior month-end) and is adjusted to limit exposure to any particular sector to 25%. The Index may include more than or fewer than 500 stocks depending on the number of companies meeting the Index's criteria. As of September 30, 2017, the Index had a market capitalization range from $1.2 billion to $796.8 billion.

The Index follows a mathematical index construction process designed to limit risk during periods of significant (non-normal) market decline by reducing its exposure to the equity market. Market decline is measured by reference to the CEMP US Large Cap 500 Volatility Weighted Index ("Reference Index"), an unmanaged, volatility weighted index created by the Adviser which is composed of the same securities as in the Index but without any allocation to cash.

During any periods of significant market decline, defined as a decline of 10% or more from the Reference Index's all-time daily high closing value compared to its most recent month-end closing value, the Index's exposure to the market may be as low as 25% depending on the magnitude and duration of such decline.

If the month-end value of the Reference Index declines 10% or more from its all-time daily high closing value, the Index will liquidate 75% of the securities included in the Index and invest the cash in 30-day U.S. Treasury bills.

The Index will reinvest in stocks as follows:

  The Index will return to being 100% invested in securities if the month-end closing value of the securities in the Reference Index returns to a level that is less than a 10% decline from its all-time daily high closing value.
  If the Reference Index declines by 20% (or more) from its all-time daily high closing value as measured at month-end, 25% of the Index will be reinvested back into the securities of the Reference Index at their current securities weightings.
  If the Reference Index declines by 30% (or more) from its all-time daily high closing value as measured at month-end, another 25% of the Index will be reinvested back into the securities of the Reference Index at their current securities weightings.
  If the Reference Index declines by 40% (or more) from its all-time daily high closing value as measured at month-end, the remaining 25% of the Index will be reinvested back into the securities of the Reference Index at their current securities weighting and the Index will then be 100% invested in securities.

The Index will make any prescribed liquidation or reinvestment in stocks in accordance with the mathematical formula only at month end. In the event that it does, the Fund will generally experience higher portfolio turnover and incur additional transaction costs.

During any period of significant market decline, when the Index's exposure to the market is less than 100%, the uninvested portion of the Index will be invested in 30-day U.S. Treasury bills. The Fund will invest the portion of its portfolio corresponding to the uninvested portion of the Index in Treasury bills with a duration generally of 90 days or less or in investment companies, such as money market funds.

The Fund seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all of the stocks in the Index.

Principal Risks

The Fund's investments are subject to the following principal risks:

  Equity Risk. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.
  Fixed Income Risk. The value of the Fund's direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. The value of fixed income securities typically falls when an issuer's credit quality declines and may even become worthless if an issuer defaults.
  Index/Defensive Positioning Risk. Because the Index's allocation to cash versus securities is determined at month-end, there is a risk that the Index, and thus the Fund, will not react to changes in market conditions that occur between reallocations. The Fund will incur transaction costs and potentially adverse tax consequences in the event the Index allocates to cash. There is no guarantee that the Index's prescribed liquidation and reinvestment strategy, if employed, will be successful in minimizing downside market risk.
  Large Capitalization Stock Risk. The securities of large cap companies may underperform the securities of smaller cap companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
  Passive Investment Risk/Index Risk. The Fund is designed to track the Index and is not actively managed. The Fund does not, therefore, seek returns in excess of the Index. The Adviser will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index.
  Portfolio Turnover Risk. Higher portfolio turnover ratios resulting from additional purchases and sales of portfolio securities may result in higher transaction costs and Fund expenses and will generally result in more significant distributions of short-term capital gains to investors, which are taxed as ordinary income.
  Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.
  Tracking Risk. The Fund's return may not match the return of the Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; differences in the valuation of securities; and differences between the Fund's portfolio and the Index resulting from legal restrictions, cost or liquidity constraints.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Investment Performance

The bar chart and table that follow indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

The table shows how the average annual total returns for Class A, C and I shares of the Fund, including applicable maximum sales charges, compare to a broad measure of market performance. Performance data for the classes varies based on differences in their fee and expense structures. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at VictoryFunds.com. Past performance information is not presented for Class R6 shares as the share class does not have a full calendar year of performance history.

Calendar Year Returns for Class A Shares

(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

The year-to-date total return of the Fund's Class A shares as of September 30, 2017 was 13.42%.

Highest Quarter	12.21% (quarter ended March 31, 2013)
Lowest Quarter	-6.26% (quarter ended September 30, 2015)

Average Annual Total Returns (For the Periods Ended December 31, 2016)	1 Year	Since Inception (11/20/2012)
Class A Before taxes	7.13%	12.01%
CLASS A After taxes on distributions	6.53%	10.95%
CLASS A After taxes on distributions and sale of fund shares	4.52%	9.23%
CLASS C Before taxes	11.85%	12.78%
CLASS I Before taxes	14.03%	13.90%
INDEX
S&P 500 Index reflects no deduction for fees, expenses or taxes	11.96%	14.73%
CEMP US Large Cap 500 Long/Cash Volatility Weighted Index reflects no deduction for fees, expenses or taxes	14.84%	15.33%

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.

Management of the Fund

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's VictoryShares team, which oversees the Adviser's rules-based investment strategies.

Portfolio Managers

Stephen Hammers is the Chief Portfolio Strategist of VictoryShares and has been a Portfolio Manager of the Fund since its inception.

David Hallum is a member of the VictoryShares team and has been a Portfolio Manager of the Fund since its inception.

Dan Banaszak is a member of the VictoryShares team and has been a Portfolio Manager of the Fund since its inception.

Rob Bateman is a member of the VictoryShares team and has been a Portfolio Manager of the Fund since its inception.

Purchase and Sale of Fund Shares

Investment Minimums	Class A	Class C	Class I	Class R6
Minimum Initial Investment	$2,500	$2,500	$2,000,000	NONE
Minimum Subsequent Investments	$50	$50	NONE	NONE

For Class A and Class C Shares a $1000 minimum purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and automatic investment plans.

You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.

When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value ("NAV") after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.

Tax Information

The Fund's distributions are taxable whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes except Class R6. These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

CEMP-USEVWI-SUMPRO (11/17)